Exhibit 99.1

------------------------------ ----------------------------- -------------------
Morgan Stanley                                                September 29, 2003
Securitized Products Group         Morgan Stanley
                                 [GRAPHIC OMITTED]
------------------------------ ----------------------------- -------------------

                             Computational Materials


                                  $321,679,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2003-HE3


                       Mortgage Pass-Through Certificates

________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

________________________________________________________________________________

------------------------------ ----------------------------- -------------------
Morgan Stanley                                                September 29, 2003
Securitized Products Group         Morgan Stanley
                                 [GRAPHIC OMITTED]
------------------------------ ----------------------------- -------------------


                           Approximately $321,679,000
               Morgan Stanley ABS Capital I Inc., Series 2003-HE3

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                                    Servicer

                             Transaction Highlights

----------- ------------ -------------- ------------------ ----------- ------------ -------------------------
                                                                        Modified
                                        Expected Ratings   Avg Life     Duration
Offered                                    (S&P/Fitch/     to Call /    To Call /    Payment Window To Call
 Classes    Description  Balance(4)         Moody's)       Mty(1)(2)   Mty(1)(2)(3)       / Mty(1)(2)
=========== ============ ============== ================== =========== ============ =========================
 A-1        Not Offered   240,798,000                                          *****Not Offered*****
 A-2          Floater     159,000,000       AAA/AAA/Aaa    1.49 / 1.49  1.49 / 1.49  11/03 - 07/07 / 11/03 - 07/07
 A-3          Floater     61,980,000        AAA/AAA/Aaa    6.20 / 7.17  5.92 / 6.74  07/07 - 11/11 / 07/07 - 06/21
 M-1          Floater     37,403,000         AA/AA/Aa2     5.37 / 5.93  5.11 / 5.58  01/07 - 11/11 / 01/07 - 07/18
 M-2          Floater     30,209,000          A/A/A2       5.35 / 5.85  4.91 / 5.29  12/06 - 11/11 / 12/06 - 05/17
 M-3          Floater      8,631,000         A-/A-/A3      5.35 / 5.78  4.86 / 5.18  11/06 - 11/11 / 11/06 - 09/15
 B-1          Floater      8,631,000      BBB+/BBB+/Baa1   5.34 / 5.71  4.63 / 4.88  11/06 - 11/11 / 11/06 - 01/15
 B-2          Floater      8,631,000       BBB/BBB/Baa2    5.34 / 5.61  4.59 / 4.77  11/06 - 11/11 / 11/06 - 02/14
 B-3          Floater      7,194,000      BBB-/BBB-/Baa3   5.33 / 5.41  4.59 / 4.64  11/06 - 11/11 / 11/06 - 12/12


(TABLE CONTINUED)

-----------  -------------- -------------

                Initial
Offered      Subordination
 Classes         Level       Benchmark
===========  ============== =============
 A-1
 A-2            19.75%       1 Mo. LIBOR
 A-3            19.75%       1 Mo. LIBOR
 M-1            13.25%       1 Mo. LIBOR
 M-2             8.00%       1 Mo. LIBOR
 M-3             6.50%       1 Mo. LIBOR
 B-1             5.00%       1 Mo. LIBOR
 B-2             3.50%       1 Mo. LIBOR
 B-3             2.25%       1 Mo. LIBOR

________________________________________________________________________________
Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
        (2)   Based on the pricing prepayment speed. See details below.
        (3)   Assumes pricing at par.
        (4)   Bond sizes subject to a variance of plus or minus 5%.

Issuer:                        Morgan Stanley ABS Capital I Inc. Trust 2003-HE3.

 Depositor:                    Morgan Stanley ABS Capital I Inc.

 Originators:                  Aames Capital Corporation and Accredited Home
                               Lenders, Inc.

 Servicer:                     Chase Manhattan Mortgage Corporation

Trustee:                       Deutsche Bank National Trust Company.

Managers:                      Morgan Stanley (lead manager), Blaylock &
                               Partners, L.P. and Utendahl Capital Partners,
                               L.P.


________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

Rating Agencies:               Standard & Poor's, Fitch Ratings and Moody's
                               Investors Service.

Offered Certificates:          Classes A-2, A-3, M-1, M-2, M-3, B-1, B-2 and B-3
                               Certificates.

Group II Class A               Class A-2 and A-3 Certificates.
Certificates:

Expected Closing Date:         October 30, 2003 through DTC and Euroclear or
                               Clearstream. The Certificates will be sold without accrued interest.

Distribution Dates:            The 25th of each month, or if such day is not a
                               business day, on the next business day, beginning
                               November 25, 2003.

Final Scheduled Distribution
Date:                          The Distribution Date occurring in October 2033.

Due Period:                    For any Distribution Date, the period commencing
                               on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:       The interest accrual period for the Offered
                               Certificates with respect to any Distribution
                               Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                               Distribution Date (on an actual/360 day count basis).

Mortgage Loans:                The Trust will consist of two groups of
                               adjustable and fixed rate sub-prime residential mortgage loans.

Group I Mortgage Loans:        Approximately $300.1 million of Mortgage Loans
                               with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:       Approximately $275.4 million of Mortgage Loans
                               that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:      o    Fixed Rate Mortgage Loans: CPR starting at
                                    approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15
                                    CPR increase for each month), and remaining at 23% CPR thereafter

                               o    ARM Mortgage Loans: CPR of 25%

Credit Enhancement:            The Offered Certificates are credit enhanced by:

                               1)   Net monthly excess cashflow from the
                                    Mortgage Loans,

                               2)   2.25% overcollateralization (funded
                                    upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                               3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement             For any Distribution Date, the percentage
Percentage:                    obtained by dividing (x) the aggregate
                               Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                               Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

Step-down Date:                The later to occur of:

                               (x)  The earlier of:

                               (a)  The Distribution Date occurring in
                                    November 2006; and

                               (b)  The Distribution Date on which the
                                    aggregate balance of the Class A
                                    Certificates is reduced to zero;
                                    and

                               (y)  The first Distribution Date on
                                    which the Senior Enhancement
                                    Percentage (calculated for this
                                    purpose only after taking into
                                    account payments of principal on
                                    the Mortgage Loans on the last day
                                    of the related Due Period but prior
                                    to principal distributions to the
                                    certificates on the applicable
                                    Distribution Date) is greater than
                                    or equal to approximately 39.50%.

Trigger Event:                 Either a Delinquency Trigger Event or a
                               Cumulative Loss Trigger Event.

Delinquency Trigger Event:     A Delinquency Trigger Event is in effect on any
                               Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement
                               Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger        A Cumulative Loss Trigger Event is in effect on
 Event:                        any Distribution Date if the aggregate amount
                               ofRealized Losses incurred since the cut-off date
                               through the last day of the related Prepayment
                               Period divided by the aggregate Stated Principal
                               Balance of the mortgage loans as of the cut-off
                               date exceeds the applicable percentages described
                               below with respect to such distribution date:

                               Months 37- 48   [4.00] for the first month, plus an additional 1/12th of [0.75] for each month thereafter (e.g., [4.375] in Month 43)

                               Months 49- 60   [4.75] for the first month, plus an additional 1/12th of [0.75] for each month thereafter (e.g., [5.125] in Month 55)

                               Months 61- 72   [5.50] for the first month, plus an additional 1/12th of [0.50] for each month thereafter (e.g., [5.75] in Month 67)

                               Months 73- 84   [6.00] for the first month, plus an additional 1/12th of [0.50] for each month thereafter (e.g., [6.25] in Month 79)
                               Months 85- thereafter [6.50]

Initial Subordination          Class A:              19.75%
Percentage:                    Class M-1:            13.25%
                               Class M-2:             8.00%
                               Class M-3:             6.50%
                               Class B-1:             5.00%
                               Class B-2:             3.50%
                               Class B-3:             2.25%

Optional Clean-up Call:        When the current aggregate principal balance of
                               the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:               For all Offered Certificates the coupon will
                               increase after the optional clean-up call date,
                               should the call not be exercised. The applicable
                               fixed margin will increase by 2x on the Class A
                               Certificates and by 1.5x on all other
                               Certificates on and after the first distribution
                               date on which the Optional Clean-up Call is
                               exercisable.
________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

Class A-1 Pass-Through Rate:   The Class A-1 Certificates will accrue interest
                               at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable), (ii) the Loan
                               Group I Cap and (iii) the WAC Cap.

Class A-2 and Class A-3        The Class A-2 and Class A-3 Certificates will
Pass-Through Rate:             accrue interest at a variable rate equal to the
                               least of (i) one-month LIBOR plus [ ] bps
                               ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                               (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate:   The Class M-1 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class M-2 Pass-Through Rate:   The Class M-2 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class M-3 Pass-Through Rate:   The Class M-3 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class B-1 Pass-Through Rate:   The Class B-1 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class B-2 Pass-Through Rate:   The Class B-2 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

Class B-3 Pass-Through Rate:   The Class B-3 Certificates will accrue interest
                               at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                               Clean-up Call is exercisable) and (ii) the WAC
                               Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:              As to any Distribution Date, a per annum rate
                               equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and
                               (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:

                               As to any Distribution Date, a per annum rate equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and
                               (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

Class A-1 Basis Risk           As to any Distribution Date, the supplemental
Carry Forward Amount:          interest amount for the Class A-1 Certificates
                               will equal be the the sum of:

                               (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                               (ii)  Any Class A-1 Basis Risk Carry Forward
                                     Amount remaining unpaid from prior
                                     Distribution Dates; and

                               (iii) Interest on the amount in clause (ii) at
                                     the related Class A-1 Pass-Through Rate
                                     (without regard to the Loan Group I Cap or
                                     WAC Cap).

Class A-2 and Class A-3        As to any Distribution Date, the supplemental
Basis Risk Carry Forward       interest amount for the Class A-2 and Class A-3
Amount:                        Certificates will equal the sum of:

                               (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 and Class A-3 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                               (ii)  Any Class A-2 and Class A-3 Basis Risk
                                     Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                               (iii) Interest on the amount in clause (ii) at
                                     the related Class A-2 and Class A-3
                                     Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,           As to any Distribution Date, the supplemental
B-1, B-2 and B-3 Basis Risk    interest amount for each of the Class M-1, M-2,
Carry Forward Amounts:         M-3, B-1, B-2 and B-3 Certificates will equal the
                               sum of:

                               (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                               (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                               (iii) Interest on the amount in clause (ii) at
                                     the Certificates' applicable Pass-Through
                                     Rate (without regard to the WAC Cap).



Interest Distributions on      On each Distribution Date and after payments
Offered Certificates:          of servicing and trustee fees and other expenses,
                               interest distributions from the Interest
                               Remittance Amount will be allocated as follows:

                               (i)   The portion of the Interest Remittance
                                     Amount attributable to the Group I Mortgage
                                     Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 and Class A-3 Certificates;

                               (ii)  The portion of the Interest Remittance
                                     Amount attributable to the Group II
                                     Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 and Class A-3 Certificates and second, to the Class A-1 Certificates;

                               (iii) To the Class M-1 Certificates, its Accrued
                                     Certificate Interest;

                               (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;

                               (v) To the Class M-3 Certificates, its Accrued Certificate Interest;

                               (vi) To the Class B-1 Certificates, its Accrued Certificate Interest;

                               (vii) To the Class B-2 Certificates, its Accrued
                                     Certificate Interest, and

                               (viii) To the Class B-3 Certificates, its Accrued
                                      Certificate Interest.

________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

Principal Distributions on     On each Distribution Date (a) prior to the
Offered Certificates:          Stepdown Date or (b) on which a Trigger Event is
                               in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                               (i)   to the Class A Certificates, allocated
                                     between the Class A Certificates as
                                     described below, until the Certificate
                                     Principal Balances thereof have been
                                     reduced to zero;

                               (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (iii) to the Class M-2 Certificates, until the
                                     Certificate Principal Balance thereof has been reduced to zero;

                               (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                               (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                               (vii) to the Class B-3 Certificates, until the
                                     Certificate Principal Balance thereof has been reduced to zero.

                               On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                               (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                               (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (iii) to the Class M-2 Certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class M-2 Principal
                                     Distribution Amount, until the Certificate
                                     Principal Balance thereof has been reduced to zero;

                               (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                               (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                               (vii) to the Class B-3 Certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class B-3 Principal
                                     Distribution Amount, until the Certificate
                                     Principal Balance thereof has been reduced to zero.


________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

Class A Principal Allocation:  Except as described below, the Group II Class A
                               Certificates will receive principal sequentially, and the Class A-3 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero.

                               The Group II Class A Certificates will receive principal sequentially, and the Class A-3 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero.

                               All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable.

                               However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                               Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Group II Class A Certificates.

Class A-2 and Class A-3        Beginning on the first Distribution Date, and
Interest Rate Cap:             for a period of 35 months thereafter, an Interest
                               Rate Cap will be pledged to the Trust for the benefit of the Class A-2 and Class A-3
                               Certificates.

                               For its duration, the Class A-2 and Class A-3 Interest Rate Cap pays the Trust the product of
                               (i) the difference between the then current
                               1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class A-2 and Class A-3 Interest Rate Cap Notional Balance ("the Class A-2 and Class A-3 Interest Rate Cap Payment") as described on the schedule herein.

Class A-2 and Class A-3        The Class A-2 and Class A-3 Interest Rate Cap
Carry Interest Rate            Payment shall be available to pay any Basis Risk
Cap Allocation:                Payment Forward Amount due to the Class A-2 and
                               Class A-3 Certificates on a pro rata basis.




Class M Interest Rate Cap:     Beginning on the first Distribution Date, and for
                               a period of 51 months thereafter, an Interest
                               Rate Cap will be pledged to the Trust for the benefit of the Class M Certificates.

                               For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

Class M Interest Rate Cap      The Class M Interest Rate Cap Payment shall
 Payment Allocation:           be available to pay any Basis Risk Carry Forward
                               Amount due to the Class M-1, Class M-2 and Class
                               M-3 Certificates on a pro rata basis.

Class B Interest Rate Cap:     Beginning on the first Distribution Date, and for
                               a period of 51 months thereafter, an Interest
                               Rate Cap will be pledged to the Trust for the benefit of the Class B Certificates.

                               For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate Cap      The Class B Interest Rate Cap Payment shall
Payment Allocation:            be available to pay any Basis Risk Carry Forward
                               Amount due to the Class B-1, Class B-2 and Class
                               B-3 Certificates on a pro rata basis.

Allocation of Net Monthly      For any Distribution Date, any Net Monthly Excess
Excess Cashflow:               Cashflow shall be paid as follows:


                               (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                               (ii)   to the Class M-1 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                               (iv)   to the Class M-2 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                               (vi)   to the Class M-3 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                               (viii) to the Class B-1 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                               (x)    to the Class B-2 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (xi) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                               (xii)  to the Class B-3 Certificates, the
                                      allocated unreimbursed realized loss
                                      amount;

                               (xiii) concurrently, any Class A-1 Basis Risk
                                      Carry Forward Amount to the Class A-1
                                      Certificates, and any Class A-2 and Class
                                      A-3 Basis Risk Carry Forward Amount to the
                                      Class A-2 and Class A-3 Certificates; and

                               (xiv) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Interest Remittance Amount:   For any Distribution Date, the portion of
                               available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest: For any Distribution Date and each class of
                               Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

Principal Distribution         On any Distribution Date, the sum of (i) the
Amount:                        Basic Principal Distribution Amount and (ii) the
                               Extra Principal Distribution Amount.


Basic Principal Distribution   On any Distribution Date, the excess of (i) the
Amount:                        aggregate principal remittance amount over (ii)
                               the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:   For any Distribution Date is the amount of funds
                               available for distribution on such Distribution
                               Date remaining after making all distributions of interest and principal on the certificates.

________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

Extra Principal Distribution   For any Distribution Date, the lesser of (i) the
 Amount:                       excess of (x) interest collected or advanced with
                               respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                               Distribution Date.

Excess Subordinated Amount:    For any Distribution Date, means the excess, if
                               any of (i) the overcollateralization and (ii) the required overcollateralization for such
                               Distribution Date.

Class A Principal Allocation   For any Distribution Date, the percentage
Percentage:                    equivalent of a fraction, determined as follows:
                               (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                               Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and
                               (ii) in the case of the Class A-2 and Class A-3
                               Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                               Mortgage Loans and the denominator of which is
                               (y) the principal remittance amount for such Distribution Date.

Class A Principal              For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the aggregate Certificate Principal
                               Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                               60.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                               Loans as of the last day of the related Due
                               Period over $2,877,125.

Class M-1 Principal            For any Distribution Date, an amount equal to the
 Distribution Amount:          excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 73.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,877,125.

Class M-2 Principal            For any Distribution Date, an amount equal to the
 Distribution Amount:          excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,877,125.

________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

________________________________________________________________________________

Class M-3 Principal            For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,877,125.

Class B-1 Principal            For any Distribution Date, an amount equal to the
Distribution Amount:           excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,877,125.

Class B-2 Principal            For any Distribution Date, an amount equal to the
 Distribution Amount:          excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the
                               payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the
                               payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the
                               payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the
                               payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date), (v) the
                               Certificate Principal Balance of the Class B-1
                               Certificates (after taking into account the
                               payment of the Class B-1 Principal Distribution
                               Amount on such Distribution Date) and (vi) the
                               Certificate Principal Balance of the Class B-2
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the
                               product of (i) approximately 93.00% and (ii) the
                               aggregate principal balance of the Mortgage Loans
                               as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate
                               principal balance of the Mortgage Loans as of the
                               last day of the related Due Period over
                               $2,877,125.
________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

Class B-3 Principal            For any Distribution Date, an amount equal to the
 Distribution Amount:          excess of (x) the sum of (i) the aggregate
                               Certificate Principal Balance of the Class A
                               Certificates (after taking into account the payment of the Class A Principal Distribution
                               Amount on such Distribution Date), (ii) the
                               Certificate Principal Balance of the Class M-1
                               Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                               Amount on such Distribution Date), (iii) the
                               Certificate Principal Balance of the Class M-2
                               Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                               Amount on such Distribution Date), (iv) the
                               Certificate Principal Balance of the Class M-3
                               Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                               Amount on such Distribution Date), (v) the
                               Certificate Principal Balance of the Class B-1
                               Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                               Amount on such Distribution Date), (vi) the
                               Certificate Principal Balance of the Class B-2
                               Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                               Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3
                               Certificates immediately prior to such
                               Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                               (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $2,877,125.

Trust Tax Status:              REMIC.

ERISA Eligibility:             Subject to the considerations in the Prospectus,
                               all Offered Certificates are ERISA eligible.

SMMEA Eligibility:             It is anticipated that the Class A-2, Class A-3
                               and Class M-1 Certificates will be SMMEA eligible.

Prospectus:                    The Class A-2, Class A-3, Class M-1, Class M-2,
                               Class M-3, Class B-1, Class B-2 and Class B-3
                               Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                               Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________


Weighted Average Life Sensitivity
To CALL


----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
   A-2 WAL (yrs)                     2.87          2.44         1.98          1.49          1.19          0.99          0.85
       First Payment Date         11/25/2003    11/25/2003   11/25/2003    11/25/2003    11/25/2003    11/25/2003    11/25/2003
       Expected Final Maturity    12/25/2010    11/25/2009    9/25/2008     7/25/2007     5/25/2006    11/25/2005     8/25/2005
       Window                       1 - 86        1 - 73       1 - 59        1 - 45        1 - 31        1 - 25        1 - 22
----------------------------------------------------------------------------------------------------------------------------------
   A-3 WAL                           11.85        10.14         8.25          6.20          4.71          3.44          2.43
       First Payment Date         12/25/2010    11/25/2009    9/25/2008     7/25/2007     5/25/2006    11/25/2005     8/25/2005
       Expected Final Maturity     2/25/2019    12/25/2016    7/25/2014    11/25/2011     2/25/2010    12/25/2008     2/25/2008
       Window                      86 - 184      73 - 158     59 - 129       45 - 97       31 - 76       25 - 62       22 - 52
----------------------------------------------------------------------------------------------------------------------------------
   M-1 WAL                           10.26         8.74         7.09          5.37          4.60          4.49          4.32
       First Payment Date         11/25/2008    1/25/2008     3/25/2007     1/25/2007     4/25/2007     8/25/2007     2/25/2008
       Expected Final Maturity     2/25/2019    12/25/2016    7/25/2014    11/25/2011     2/25/2010    12/25/2008     2/25/2008
       Window                      61 - 184      51 - 158     41 - 129       39 - 97       42 - 76       46 - 62       52 - 52
----------------------------------------------------------------------------------------------------------------------------------
   M-2 WAL                           10.26         8.74         7.09          5.35          4.46          4.06          4.03
       First Payment Date         11/25/2008    1/25/2008     3/25/2007    12/25/2006     1/25/2007     3/25/2007     5/25/2007
       Expected Final Maturity     2/25/2019    12/25/2016    7/25/2014    11/25/2011     2/25/2010    12/25/2008     2/25/2008
       Window                      61 - 184      51 - 158     41 - 129       38 - 97       39 - 76       41 - 62       43 - 52
----------------------------------------------------------------------------------------------------------------------------------
   M-3 WAL                           10.26         8.74         7.09          5.35          4.40          3.92          3.73
       First Payment Date         11/25/2008    1/25/2008     3/25/2007    11/25/2006     1/25/2007     2/25/2007     4/25/2007
       Expected Final Maturity     2/25/2019    12/25/2016    7/25/2014    11/25/2011     2/25/2010    12/25/2008     2/25/2008
       Window                      61 - 184      51 - 158     41 - 129       37 - 97       39 - 76       40 - 62       42 - 52
----------------------------------------------------------------------------------------------------------------------------------
   B-1 WAL                           10.26         8.74         7.09          5.34          4.39          3.88          3.64
       First Payment Date         11/25/2008    1/25/2008     3/25/2007    11/25/2006    12/25/2006     1/25/2007     2/25/2007
       Expected Final Maturity     2/25/2019    12/25/2016    7/25/2014    11/25/2011     2/25/2010    12/25/2008     2/25/2008
       Window                      61 - 184      51 - 158     41 - 129       37 - 97       38 - 76       39 - 62       40 - 52
----------------------------------------------------------------------------------------------------------------------------------
   B-2 WAL                           10.26         8.74         7.09          5.34          4.38          3.84          3.56
       First Payment Date         11/25/2008    1/25/2008     3/25/2007    11/25/2006    12/25/2006    12/25/2006     1/25/2007
       Expected Final Maturity     2/25/2019    12/25/2016    7/25/2014    11/25/2011     2/25/2010    12/25/2008     2/25/2008
       Window                      61 - 184      51 - 158     41 - 129       37 - 97       38 - 76       38 - 62       39 - 52
----------------------------------------------------------------------------------------------------------------------------------
   B-3 WAL                           10.25         8.73         7.08          5.33          4.35          3.81          3.50
       First Payment Date         11/25/2008    1/25/2008     3/25/2007    11/25/2006    11/25/2006    12/25/2006    12/25/2006
       Expected Final Maturity     2/25/2019    12/25/2016    7/25/2014    11/25/2011     2/25/2010    12/25/2008     2/25/2008
       Window                      61 - 184      51 - 158     41 - 129       37 - 97       37 - 76       38 - 62       38 - 52
----------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________


Weighted Average Life Sensitivity
To MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60             75            100           125           150          175
-----------------------------------------------------------------------------------------------------------------------------------
 A-2   WAL (yrs)                     2.87          2.44           1.98          1.49          1.19          0.99          0.85
       First Payment Date         11/25/2003    11/25/2003     11/25/2003    11/25/2003    11/25/2003    11/25/2003    11/25/2003
       Expected Final Maturity    12/25/2010    11/25/2009     9/25/2008      7/25/2007     5/25/2006    11/25/2005    8/25/2005
       Window                       1 - 86        1 - 73         1 - 59        1 - 45        1 - 31        1 - 25        1 - 22
-----------------------------------------------------------------------------------------------------------------------------------
 A-3   WAL                           13.19         11.45          9.43          7.17          5.52          4.14          2.65
       First Payment Date         12/25/2010    11/25/2009     9/25/2008      7/25/2007     5/25/2006    11/25/2005    8/25/2005
       Expected Final Maturity     4/25/2031     7/25/2029     4/25/2026      6/25/2021    11/25/2017     4/25/2015    5/25/2013
       Window                      86 - 330      73 - 309       59 - 270      45 - 212      31 - 169      25 - 138      22 - 115
-----------------------------------------------------------------------------------------------------------------------------------
 M-1   WAL                           11.14         9.56           7.80          5.93          5.05          4.85          5.74
       First Payment Date         11/25/2008     1/25/2008     3/25/2007      1/25/2007     4/25/2007     8/25/2007    3/25/2008
       Expected Final Maturity    11/25/2028     6/25/2026     1/25/2023      7/25/2018     7/25/2015     5/25/2013    2/25/2012
       Window                      61 - 301      51 - 272       41 - 231      39 - 177      42 - 141      46 - 115      53 - 100
-----------------------------------------------------------------------------------------------------------------------------------
 M-2   WAL                           11.07         9.49           7.73          5.85          4.86          4.39          4.29
       First Payment Date         11/25/2008     1/25/2008     3/25/2007     12/25/2006     1/25/2007     3/25/2007    5/25/2007
       Expected Final Maturity     5/25/2027    11/25/2024     6/25/2021      5/25/2017     7/25/2014     7/25/2012    1/25/2011
       Window                      61 - 283      51 - 253       41 - 212      38 - 163      39 - 129      41 - 105      43 - 87
-----------------------------------------------------------------------------------------------------------------------------------
 M-3   WAL                           10.97         9.39           7.64          5.78          4.75          4.20          3.95
       First Payment Date         11/25/2008     1/25/2008     3/25/2007     11/25/2006     1/25/2007     2/25/2007    4/25/2007
       Expected Final Maturity     4/25/2025     9/25/2022     6/25/2019      9/25/2015     3/25/2013     6/25/2011    2/25/2010
       Window                      61 - 258      51 - 227       41 - 188      37 - 143      39 - 113       40 - 92      42 - 76
-----------------------------------------------------------------------------------------------------------------------------------
 B-1   WAL                           10.88         9.31           7.57          5.71          4.69          4.12          3.83
       First Payment Date         11/25/2008     1/25/2008     3/25/2007     11/25/2006    12/25/2006     1/25/2007    2/25/2007
       Expected Final Maturity     4/25/2024     9/25/2021     7/25/2018      1/25/2015     8/25/2012     1/25/2011    10/25/2009
       Window                      61 - 246      51 - 215       41 - 177      37 - 135      38 - 106       39 - 87      40 - 72
-----------------------------------------------------------------------------------------------------------------------------------
 B-2   WAL                           10.72         9.15           7.44          5.61          4.59          4.01          3.70
       First Payment Date         11/25/2008     1/25/2008     3/25/2007     11/25/2006    12/25/2006    12/25/2006    1/25/2007
       Expected Final Maturity    12/25/2022     6/25/2020     7/25/2017      2/25/2014    12/25/2011     6/25/2010    4/25/2009
       Window                      61 - 230      51 - 200       41 - 165      37 - 124       38 - 98       38 - 80      39 - 66
-----------------------------------------------------------------------------------------------------------------------------------
 B-3   WAL                           10.39         8.87           7.19          5.41          4.42          3.86          3.54
       First Payment Date         11/25/2008     1/25/2008     3/25/2007     11/25/2006    11/25/2006    12/25/2006    12/25/2006
       Expected Final Maturity     1/25/2021     8/25/2018     1/25/2016     12/25/2012     1/25/2011     9/25/2009    9/25/2008
       Window                      61 - 207      51 - 178       41 - 147      37 - 110       37 - 87       38 - 71      38 - 59
-----------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

CPR Sensitivity
To CALL

---------------------------------------------------------------------------------
       CPR (%)                         20              25              30
---------------------------------------------------------------------------------
 A-2   WAL (yrs)                      1.64            1.27            1.03
       First Payment Date          11/25/2003      11/25/2003      11/25/2003
       Expected Final Maturity      1/25/2008       9/25/2006       3/25/2006
       Window                        1 - 51          1 - 35          1 - 29
---------------------------------------------------------------------------------
 A-3   WAL                            7.25            5.70            4.41
       First Payment Date           1/25/2008       9/25/2006       3/25/2006
       Expected Final Maturity      6/25/2013       6/25/2011       1/25/2010
       Window                       51 - 116         35 - 92         29 - 75
---------------------------------------------------------------------------------
 M-1   WAL                            6.32            5.15            4.61
       First Payment Date          11/25/2006       2/25/2007       5/25/2007
       Expected Final Maturity      6/25/2013       6/25/2011       1/25/2010
       Window                       37 - 116         40 - 92         43 - 75
---------------------------------------------------------------------------------
 M-2   WAL                            6.32            5.10            4.43
       First Payment Date          11/25/2006      12/25/2006       2/25/2007
       Expected Final Maturity      6/25/2013       6/25/2011       1/25/2010
       Window                       37 - 116         38 - 92         40 - 75
---------------------------------------------------------------------------------
 M-3   WAL                            6.32            5.08            4.36
       First Payment Date          11/25/2006      12/25/2006       1/25/2007
       Expected Final Maturity      6/25/2013       6/25/2011       1/25/2010
       Window                       37 - 116         38 - 92         39 - 75
---------------------------------------------------------------------------------
 B-1   WAL                            6.32            5.08            4.34
       First Payment Date          11/25/2006      12/25/2006      12/25/2006
       Expected Final Maturity      6/25/2013       6/25/2011       1/25/2010
       Window                       37 - 116         38 - 92         38 - 75
---------------------------------------------------------------------------------
 B-2   WAL                            6.32            5.07            4.32
       First Payment Date          11/25/2006      11/25/2006      12/25/2006
       Expected Final Maturity      6/25/2013       6/25/2011       1/25/2010
       Window                       37 - 116         37 - 92         38 - 75
---------------------------------------------------------------------------------
 B-3   WAL                            6.31            5.06            4.30
       First Payment Date          11/25/2006      11/25/2006      11/25/2006
       Expected Final Maturity      6/25/2013       6/25/2011       1/25/2010
       Window                       37 - 116         37 - 92         37 - 75
---------------------------------------------------------------------------------

________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

________________________________________________________________________________

CPR Sensitivity
To MATURITY

--------------------------------------------------------------------------------
       CPR (%)                          20              25              30
--------------------------------------------------------------------------------
 A-2   WAL (yrs)                       1.64            1.27            1.03
       First Payment Date           11/25/2003      11/25/2003      11/25/2003
       Expected Final Maturity       1/25/2008       9/25/2006       3/25/2006
       Window                         1 - 51          1 - 35          1 - 29
--------------------------------------------------------------------------------
 A-3   WAL                             8.21            6.49            5.06
       First Payment Date            1/25/2008       9/25/2006       3/25/2006
       Expected Final Maturity       7/25/2024       9/25/2020      11/25/2017
       Window                        51 - 249        35 - 203        29 - 169
--------------------------------------------------------------------------------
 M-1   WAL                             6.99            5.69            5.06
       First Payment Date           11/25/2006       2/25/2007       5/25/2007
       Expected Final Maturity       5/25/2021       1/25/2018       7/25/2015
       Window                        37 - 211        40 - 171        43 - 141
--------------------------------------------------------------------------------
 M-2   WAL                             6.92            5.59            4.83
       First Payment Date           11/25/2006      12/25/2006       2/25/2007
       Expected Final Maturity      12/25/2019      10/25/2016       6/25/2014
       Window                        37 - 194        38 - 156        40 - 128
--------------------------------------------------------------------------------
 M-3   WAL                             6.84            5.50            4.71
       First Payment Date           11/25/2006      12/25/2006       1/25/2007
       Expected Final Maturity       1/25/2018       3/25/2015       2/25/2013
       Window                        37 - 171        38 - 137        39 - 112
--------------------------------------------------------------------------------
 B-1   WAL                             6.77            5.45            4.64
       First Payment Date           11/25/2006      12/25/2006      12/25/2006
       Expected Final Maturity       4/25/2017       7/25/2014       8/25/2012
       Window                        37 - 162        38 - 129        38 - 106
--------------------------------------------------------------------------------
 B-2   WAL                             6.65            5.33            4.53
       First Payment Date           11/25/2006      11/25/2006      12/25/2006
       Expected Final Maturity       3/25/2016       9/25/2013      11/25/2011
       Window                        37 - 149        37 - 119         38 - 97
--------------------------------------------------------------------------------
 B-3   WAL                             6.42            5.14            4.37
       First Payment Date           11/25/2006      11/25/2006      11/25/2006
       Expected Final Maturity      10/25/2014       7/25/2012      12/25/2010
       Window                        37 - 132        37 - 105         37 - 86
--------------------------------------------------------------------------------

________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

________________________________________________________________________________

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

                  A-2 Cap (%)   A-3 Cap (%)    M-1 Cap (%)   M-2 Cap (%)    M-3 Cap (%)   B-1 Cap (%)    B-2 Cap (%)   B-3 Cap (%)
     Period       Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360
     ------       ----------     ----------    ----------     ----------    ----------     ----------    ----------     ----------
    0                    -              -              -              -         -              -              -              -
    1                  10.73          10.73          10.49          10.49     10.49          10.49          10.49          10.49
    2                  9.65           9.65           9.44           9.44      9.44           9.44           9.44           9.44
    3                  9.43           9.43           9.21           9.21      9.21           9.21           9.21           9.21
    4                  9.43           9.43           9.21           9.21      9.21           9.21           9.21           9.21
    5                  9.90           9.90           9.67           9.67      9.67           9.67           9.67           9.67
    6                  9.44           9.44           9.21           9.21      9.21           9.21           9.21           9.21
    7                  9.67           9.67           9.43           9.43      9.43           9.43           9.43           9.43
    8                  9.45           9.45           9.21           9.21      9.21           9.21           9.21           9.21
    9                  9.68           9.68           9.43           9.43      9.43           9.43           9.43           9.43
    10                 9.46           9.46           9.21           9.21      9.21           9.21           9.21           9.21
    11                 9.46           9.46           9.21           9.21      9.21           9.21           9.21           9.21
    12                 9.70           9.70           9.43           9.43      9.43           9.43           9.43           9.43
    13                 9.48           9.48           9.21           9.21      9.21           9.21           9.21           9.21
    14                 9.72           9.72           9.43           9.43      9.43           9.43           9.43           9.43
    15                 9.49           9.49           9.21           9.21      9.21           9.21           9.21           9.21
    16                 9.50           9.50           9.21           9.21      9.21           9.21           9.21           9.21
    17                 10.25          10.25          9.91           9.91      9.91           9.91           9.91           9.91
    18                 9.52           9.52           9.20           9.20      9.20           9.20           9.20           9.20
    19                 9.76           9.76           9.42           9.42      9.42           9.42           9.42           9.42
    20                 9.54           9.54           9.20           9.20      9.20           9.20           9.20           9.20
    21                 9.80           9.80           9.43           9.43      9.43           9.43           9.43           9.43
    22                 9.61           9.61           9.25           9.25      9.25           9.25           9.25           9.25
    23                 10.06          10.06          9.74           9.74      9.74           9.74           9.74           9.74
    24                 10.34          10.34          10.00          10.00     10.00          10.00          10.00          10.00
    25                 10.09          10.09          9.74           9.74      9.74           9.74           9.74           9.74
    26                 10.38          10.38          10.00          10.00     10.00          10.00          10.00          10.00
    27                 10.13          10.13          9.75           9.75      9.75           9.75           9.75           9.75
    28                 10.18          10.18          9.77           9.77      9.77           9.77           9.77           9.77
    29                 11.34          11.34          10.89          10.89     10.89          10.89          10.89          10.89
    30                 10.44          10.44          10.01          10.01     10.01          10.01          10.01          10.01
    31                 10.75          10.75          10.29          10.29     10.29          10.29          10.29          10.29
    32                 10.49          10.49          10.01          10.01     10.01          10.01          10.01          10.01
    33                 10.81          10.81          10.29          10.29     10.29          10.29          10.29          10.29
    34                 10.78          10.78          10.27          10.27     10.27          10.27          10.27          10.27
    35                 11.30          11.30          10.24          10.24     10.24          10.24          10.24          10.24
    36                 11.65          11.65          10.54          10.54     10.54          10.54          10.54          10.54
    37                 25.09          25.09          10.24          10.24     10.24          10.24          10.24          10.24


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________



                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

                  A-2 Cap (%)   A-3 Cap (%)    M-1 Cap (%)   M-2 Cap (%)    M-3 Cap (%)   B-1 Cap (%)    B-2 Cap (%)   B-3 Cap (%)
     Period       Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360
     ------       ----------     ----------    ----------     ----------    ----------     ----------    ----------     ----------
    38                 11.99          11.99          10.54          10.54     10.54          10.53          10.53          10.53
    39                 11.55          11.55          10.25          10.25     10.25          10.24          10.24          10.24
    40                 11.70          11.70          10.48          10.48     10.48          10.48          10.48          10.48
    41                 13.39          13.39          11.27          11.27     11.27          11.27          11.27          11.27
    42                 12.10          12.10          10.24          10.24     10.24          10.24          10.24          10.24
    43                 12.50          12.50          10.56          10.56     10.56          10.56          10.56          10.56
    44                 12.10          12.10          10.24          10.24     10.24          10.24          10.24          10.24
    45                 12.51          12.51          10.56          10.56     10.56          10.56          10.56          10.56
    46                   -            12.31          10.47          10.47     10.47          10.47          10.47          10.47
    47                   -            12.43          10.26          10.26     10.26          10.26          10.26          10.26
    48                   -            12.84          10.59          10.59     10.59          10.59          10.59          10.59
    49                   -            12.43          10.26          10.26     10.26          10.26          10.26          10.26
    50                   -            12.84          10.59          10.59     10.59          10.59          10.59          10.59
    51                   -            12.43          10.26          10.26     10.26          10.26          10.26          10.26
    52                   -            12.62          10.47          10.47     10.47          10.47          10.47          10.47
    53                   -            13.59          10.89          10.89     10.89          10.89          10.89          10.89
    54                   -            12.71          10.19          10.19     10.19          10.19          10.19          10.19
    55                   -            13.13          10.53          10.53     10.53          10.53          10.53          10.53
    56                   -            12.71          10.18          10.18     10.18          10.18          10.18          10.18
    57                   -            13.13          10.52          10.52     10.52          10.52          10.52          10.52
    58                   -            12.83          10.32          10.32     10.32          10.32          10.32          10.32
    59                   -            12.89          10.36          10.36     10.36          10.36          10.36          10.36
    60                   -            13.32          10.71          10.71     10.71          10.71          10.71          10.71
    61                   -            12.89          10.36          10.36     10.36          10.36          10.36          10.36
    62                   -            13.32          10.71          10.71     10.71          10.71          10.71          10.71
    63                   -            12.89          10.36          10.36     10.36          10.36          10.36          10.36
    64                   -            12.89          10.36          10.36     10.36          10.36          10.36          10.36
    65                   -            14.27          11.47          11.47     11.47          11.47          11.47          11.47
    66                   -            12.89          10.36          10.36     10.36          10.36          10.36          10.36
    67                   -            13.32          10.70          10.70     10.70          10.70          10.70          10.70
    68                   -            12.89          10.35          10.35     10.35          10.35          10.35          10.35
    69                   -            13.32          10.70          10.70     10.70          10.70          10.70          10.70
    70                   -            12.89          10.35          10.35     10.35          10.35          10.35          10.35
    71                   -            12.89          10.35          10.35     10.35          10.35          10.35          10.35
    72                   -            13.32          10.70          10.70     10.70          10.70          10.70          10.70
    73                   -            12.89          10.35          10.35     10.35          10.35          10.35          10.35
    74                   -            13.32          10.69          10.69     10.69          10.69          10.69          10.69
    75                   -            12.89          10.35          10.35     10.35          10.35          10.35          10.35


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


________________________________________________________________________________

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

________________________________________________________________________________

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

                  A-2 Cap (%)   A-3 Cap (%)    M-1 Cap (%)   M-2 Cap (%)    M-3 Cap (%)   B-1 Cap (%)    B-2 Cap (%)   B-3 Cap (%)
     Period       Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360
     ------       ----------     ----------    ----------     ----------    ----------     ----------    ----------     ----------

    76                   -            12.89          10.35          10.35     10.35          10.35          10.35          10.35
    77                   -            14.27          11.45          11.45     11.45          11.45          11.45          11.45
    78                   -            12.89          10.34          10.34     10.34          10.34          10.34          10.34
    79                   -            13.32          10.69          10.69     10.69          10.69          10.69          10.69
    80                   -            12.89          10.34          10.34     10.34          10.34          10.34          10.34
    81                   -            13.32          10.69          10.69     10.69          10.69          10.69          10.69
    82                   -            12.89          10.34          10.34     10.34          10.34          10.34          10.34
    83                   -            12.89          10.34          10.34     10.34          10.34          10.34          10.34
    84                   -            13.32          10.68          10.68     10.68          10.68          10.68          10.68
    85                   -            12.89          10.34          10.34     10.34          10.34          10.34          10.34
    86                   -            13.32          10.68          10.68     10.68          10.68          10.68          10.68
    87                   -            12.89          10.33          10.33     10.33          10.33          10.33          10.33
    88                   -            12.89          10.33          10.33     10.33          10.33          10.33          10.33
    89                   -            14.27          11.44          11.44     11.44          11.44          11.44          11.44
    90                   -            12.88          10.33          10.33     10.33          10.33          10.33          10.33
    91                   -            13.31          10.67          10.67     10.67          10.67          10.67          10.67
    92                   -            12.88          10.33          10.33     10.33          10.33          10.33          10.33
    93                   -            13.31          10.67          10.67     10.67          10.67          10.67          10.67
    94                   -            11.10          10.33          10.33     10.33          10.33          10.33          10.33
    95                   -            10.83          10.33          10.33     10.33          10.33          10.33          10.33
    96                   -            11.21          10.67          10.67     10.67          10.67          10.67          10.67
    97                   -            10.87          10.32          10.32     10.32          10.32          10.32          10.32
    98                   -            11.25          10.67          10.67     10.67          10.67          10.67          10.67
    99                   -            10.91          10.32          10.32     10.32          10.32          10.32          10.32
   100                   -            10.93          10.32          10.32     10.32          10.32          10.32          10.32
   101                   -            11.70          11.03          11.03     11.03          11.03          11.03          11.03
   102                   -            10.97          10.32          10.32     10.32          10.32          10.32          10.32
   103                   -            11.36          10.66          10.66     10.66          10.66          10.66          10.66
   104                   -            11.02          10.32          10.32     10.32          10.32          10.32          10.32
   105                   -            11.41          10.66          10.66     10.66          10.66          10.66          10.66
   106                   -            11.06          10.31          10.31     10.31          10.31          10.31          10.31
   107                   -            11.09          10.31          10.31     10.31          10.31          10.31          10.31
   108                   -            11.48          10.66          10.66     10.66          10.66          10.66          10.66
   109                   -            11.14          10.31          10.31     10.31          10.31          10.31          10.31
   110                   -            11.54          10.65          10.65     10.65          10.65          10.65          10.65
   111                   -            11.19          10.31          10.31     10.31          10.31          10.31          10.31
   112                   -            11.22          10.31          10.31     10.31          10.31          10.31          10.31
   113                   -            12.45          11.41          11.41     11.41          11.41          11.41            -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

________________________________________________________________________________

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

                  A-2 Cap (%)   A-3 Cap (%)    M-1 Cap (%)   M-2 Cap (%)    M-3 Cap (%)   B-1 Cap (%)    B-2 Cap (%)   B-3 Cap (%)
     Period       Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360
     ------       ----------     ----------    ----------     ----------    ----------     ----------    ----------     ----------
   114                   -            11.28          10.31          10.31     10.31          10.31          10.31            -
   115                   -            11.69          10.65          10.65     10.65          10.65          10.65            -
   116                   -            11.34          10.30          10.30     10.30          10.30          10.30            -
   117                   -            11.75          10.65          10.65     10.65          10.65          10.65            -
   118                   -            11.41          10.30          10.30     10.30          10.30          10.30            -
   119                   -            11.44          10.30          10.30     10.30          10.30          10.30            -
   120                   -            11.86          10.64          10.64     10.64          10.64          10.64            -
   121                   -            11.51          10.30          10.30     10.30          10.30          10.30            -
   122                   -            11.93          10.64          10.64     10.64          10.64          10.64            -
   123                   -            11.58          10.30          10.30     10.30          10.30          10.30            -
   124                   -            11.62          10.30          10.30     10.30          10.30          10.30            -
   125                   -            12.91          11.40          11.40     11.40          11.40          11.40            -
   126                   -            11.70          10.30          10.30     10.30          10.30          10.30            -
   127                   -            12.14          10.64          10.64     10.64          10.64            -              -
   128                   -            11.79          10.30          10.30     10.30          10.30            -              -
   129                   -            12.22          10.64          10.64     10.64          10.64            -              -
   130                   -            11.88          10.29          10.29     10.29          10.29            -              -
   131                   -            11.92          10.29          10.29     10.29          10.29            -              -
   132                   -            12.37          10.64          10.64     10.64          10.64            -              -
   133                   -            12.02          10.29          10.29     10.29          10.29            -              -
   134                   -            12.47          10.64          10.64     10.64          10.64            -              -
   135                   -            12.12          10.29          10.29     10.29          10.29            -              -
   136                   -            12.17          10.29          10.29     10.29          10.29            -              -
   137                   -            13.54          11.39          11.39     11.39          11.39            -              -
   138                   -            12.28          10.29          10.29     10.29            -              -              -
   139                   -            12.75          10.63          10.63     10.63            -              -              -
   140                   -            12.40          10.29          10.29     10.29            -              -              -
   141                   -            12.87          10.63          10.63     10.63            -              -              -
   142                   -            12.52          10.29          10.29     10.29            -              -              -
   143                   -            12.58          10.29          10.29     10.29            -              -              -
   144                   -            13.07          10.63          10.63     10.63            -              -              -
   145                   -            12.71          10.29          10.29     10.29            -              -              -
   146                   -            13.21          10.63          10.63       -              -              -              -
   147                   -            12.85          10.29          10.29       -              -              -              -
   148                   -            12.92          10.29          10.29       -              -              -              -
   149                   -            13.89          11.00          11.00       -              -              -              -
   150                   -            13.07          10.29          10.29       -              -              -              -
   151                   -            13.59          10.63          10.63       -              -              -              -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

________________________________________________________________________________

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

                  A-2 Cap (%)   A-3 Cap (%)    M-1 Cap (%)   M-2 Cap (%)    M-3 Cap (%)   B-1 Cap (%)    B-2 Cap (%)   B-3 Cap (%)
     Period       Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360
     ------       ----------     ----------    ----------     ----------    ----------     ----------    ----------     ----------
   152                   -            13.23          10.29          10.29       -              -              -              -
   153                   -            13.76          10.63          10.63       -              -              -              -
   154                   -            13.40          10.29          10.29       -              -              -              -
   155                   -            13.48          10.29          10.29       -              -              -              -
   156                   -            14.02          10.63          10.63       -              -              -              -
   157                   -            13.66          10.29          10.29       -              -              -              -
   158                   -            14.22          10.63          10.63       -              -              -              -
   159                   -            13.85          10.29          10.29       -              -              -              -
   160                   -            13.95          10.29          10.29       -              -              -              -
   161                   -            15.56          11.39          11.39       -              -              -              -
   162                   -            14.16          10.29          10.29       -              -              -              -
   163                   -            14.74          10.63          10.63       -              -              -              -
   164                   -            14.37          10.29          10.29       -              -              -              -
   165                   -            14.97          10.63          10.63       -              -              -              -
   166                   -            14.60          10.29            -         -              -              -              -
   167                   -            14.72          10.29            -         -              -              -              -
   168                   -            15.34          10.63            -         -              -              -              -
   169                   -            14.97          10.29            -         -              -              -              -
   170                   -            15.60          10.63            -         -              -              -              -
   171                   -            15.23          10.29            -         -              -              -              -
   172                   -            15.37          10.29            -         -              -              -              -
   173                   -            17.17          11.39            -         -              -              -              -
   174                   -            15.65          10.29            -         -              -              -              -
   175                   -            16.32          10.63            -         -              -              -              -
   176                   -            15.95          10.29            -         -              -              -              -
   177                   -            16.68          10.65            -         -              -              -              -
   178                   -            16.44          10.34            -         -              -              -              -
   179                   -            16.61          10.34            -         -              -              -              -
   180                   -            17.34          10.69            -         -              -              -              -
   181                   -            16.97            -              -         -              -              -              -
   182                   -            17.84            -              -         -              -              -              -
   183                   -            17.59            -              -         -              -              -              -
   184                   -            17.93            -              -         -              -              -              -
   185                   -            20.25            -              -         -              -              -              -
   186                   -            18.68            -              -         -              -              -              -
   187                   -            19.73            -              -         -              -              -              -
   188                   -            19.54            -              -         -              -              -              -
   189                   -            20.68            -              -         -              -              -              -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
________________________________________________________________________________

                                                   Schedule of Available Funds and
                                       Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

                  A-2 Cap (%)   A-3 Cap (%)    M-1 Cap (%)   M-2 Cap (%)    M-3 Cap (%)   B-1 Cap (%)    B-2 Cap (%)   B-3 Cap (%)
     Period       Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360    Actual/360     Actual/360
     ------       ----------     ----------    ----------     ----------    ----------     ----------    ----------     ----------

   190                   -            20.53            -              -         -              -              -              -
   191                   -            21.09            -              -         -              -              -              -
   192                   -            22.42            -              -         -              -              -              -
   193                   -            22.36            -              -         -              -              -              -
   194                   -            23.85            -              -         -              -              -              -
   195                   -            23.87            -              -         -              -              -              -
   196                   -            24.74            -              -         -              -              -              -
   197                   -            27.47            -              -         -              -              -              -
   198                   -            26.76            -              -         -              -              -              -
   199                   -            28.87            -              -         -              -              -              -
   200                   -            29.25            -              -         -              -              -              -
   201                   -            31.76            -              -         -              -              -              -
   202                   -            32.43            -              -         -              -              -              -
   203                   -            34.38            -              -         -              -              -              -
   204                   -            37.86            -              -         -              -              -              -
   205                   -            39.30            -              -         -              -              -              -
   206                   -            43.88            -              -         -              -              -              -
   207                   -            46.31            -              -         -              -              -              -
   208                   -            51.05            -              -         -              -              -              -
   209                   -            63.18            -              -         -              -              -              -
   210                   -            64.94            -              -         -              -              -              -
   211                   -            78.18            -              -         -              -              -              -
   212                   -            91.15            -              -         -              -              -              -
   213                   -           119.30            -              -         -              -              -              -
   214                   -           159.08            -              -         -              -              -              -
   215                   -           260.25            -              -         -              -              -              -
   216                   -              *              -              -         -              -              -              -
   217                   -              -              -              -         -              -              -              -


* In Period 216 the Class A-3 has a balnance of $40,027 and is paid $62,834 in interest.
1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

________________________________________________________________________________
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

________________________________________________________________________________

                                                      Interest Rate Schedules


                  Class A-2 and A-3 Cap                       Class M Cap                              Class B Cap
           ------------------------------------   -------------------------------------    --------------------------------------
 Period     Balance ($)    Strike %  Ceiling %     Balance ($)      Strike %  Ceiling %     Balance ($)     Strike %   Ceiling  %
    1      220,980,000.00    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
    2      216,568,549.38    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
    3      212,088,412.80    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
    4      207,538,345.18    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
    5      202,917,397.46    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
    6      198,225,305.07    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
    7      193,462,491.56    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
    8      188,630,068.54    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
    9      183,729,831.37    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   10      178,764,250.90    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   11      173,736,460.80    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   12      168,650,240.73    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   13      163,512,655.49    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   14      158,374,821.02    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   15      153,352,351.11    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   16      148,447,256.41    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   17      143,656,810.84    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   18      138,978,351.37    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   19      134,409,276.62    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   20      129,947,045.41    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   21      125,589,175.35    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   22      121,333,241.54    6.40      9.00        76,243,000.00      5.40      8.00        24,456,000.00     2.90       5.50
   23      117,176,877.28    7.50      9.50        76,243,000.00      6.50      8.50        24,456,000.00     4.00       6.00
   24      113,117,838.60    7.50      9.50        76,243,000.00      6.50      8.50        24,456,000.00     4.00       6.00
   25      109,153,789.61    7.50      9.50        76,243,000.00      6.50      8.50        24,456,000.00     4.00       6.00
   26      105,282,522.33    7.50      9.50        76,243,000.00      6.50      8.50        24,456,000.00     4.00       6.00
   27      101,501,879.93    7.50      9.50        76,243,000.00      6.50      8.50        24,456,000.00     4.00       6.00
   28      97,809,755.49     7.50      9.50        76,243,000.00      6.50      8.50        24,456,000.00     4.00       6.00
   29      94,204,090.89     7.90      9.75        76,243,000.00      6.90      8.75        24,456,000.00     4.40       6.25
   30      90,682,875.64     7.90      9.75        76,243,000.00      6.90      8.75        24,456,000.00     4.40       6.25
   31      87,244,145.83     7.90      9.75        76,243,000.00      6.90      8.75        24,456,000.00     4.40       6.25
   32      83,885,983.00     7.90      9.75        76,243,000.00      6.90      8.75        24,456,000.00     4.40       6.25
   33      80,606,513.14     7.90      9.75        76,243,000.00      6.90      8.75        24,456,000.00     4.40       6.25
   34      77,403,915.28     7.90      9.75        76,243,000.00      6.90      8.75        24,456,000.00     4.40       6.25
   35      74,276,391.11     7.90      9.75        76,243,000.00      7.65      9.00        24,456,000.00     5.15       6.50
   36      71,222,200.21     7.90      9.75        76,243,000.00      7.65      9.00        24,456,000.00     5.15       6.50
   37                                              76,243,000.00      7.65      9.00        24,456,000.00     5.15       6.50
   38                                              75,684,910.33      7.65      9.00        20,880,431.25     5.15       6.50
   39                                              70,565,862.18      7.65      9.00        20,380,284.51     5.15       6.50
   40                                              65,567,961.28      7.65      9.00        19,891,974.21     5.15       6.50
   41                                              60,688,362.26      8.35      9.00        19,415,222.36     5.85       6.50
   42                                              59,076,969.21      8.35      9.00        18,949,757.47     5.85       6.50
   43                                              57,660,216.50      8.35      9.00        18,495,314.38     5.85       6.50
   44                                              56,277,017.57      8.35      9.00        18,051,634.14     5.85       6.50
   45                                              54,926,583.96      8.35      9.00        17,618,463.82     5.85       6.50
   46                                              53,608,145.70      8.35      9.00        17,195,556.47     5.85       6.50
   47                                              52,320,950.79      8.65      9.00        16,782,670.84     6.15       6.50
   48                                              51,064,264.80      8.65      9.00        16,379,571.37     6.15       6.50
   49                                              49,837,370.51      8.65      9.00        15,986,028.00     6.15       6.50
   50                                              48,639,567.47      8.65      9.00        15,601,816.07     6.15       6.50
   51                                              47,470,171.59      8.65      9.00        15,226,716.12     6.15       6.50
   52                                              46,328,514.79      8.65      9.00        14,860,513.86     6.15       6.50


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.